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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                November 4, 2003
                                (Date of report)

                                 Tissera, Inc.
                                 -------------
             (Exact name of registrant as specified in its charter)

                                 BERT Logic Inc.
                                  (former name)

        Washington                    000-32801                91-2034750
        ----------                    ---------                ----------
(State of Incorporation)       (Commission File Number)     (IRS Employer ID)


                                  Tissera, Inc.
                          c/o Abramovich, Yosef, Hakim
                        "Toyota Towers" 65 Igal Alon St.
                              Tel-Aviv 67443 ISRAEL
                    (Address of principle executive offices)


                            Tel: 011-972-(0)3-5628288
                            -------------------------
              (Registrant's telephone number, including area code)




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ITEM 4.  Change in Registrant's Certifying Accountant

         On November 4, 2003, Manning Elliott, Chartered Accountants ("Manning") resigned as Tissera, Inc.'s (the "Company") independent public accountants.

           For the years ended July 31, 2003 and 2002 and up until the date of dismissal, the Company and Manning had no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Manning, would have caused it to make reference to the subject matter of the disagreement in connection with any report or opinion it might have issued.

         Manning's opinion in its report on the Company's financial statements for the years ended July 31, 2003 and 2003 expressed substantial doubt with respect to the Company's ability to continue as a going concern. Manning's report on the Company's financial statements for the years ended July 31, 2003 and 2002 did not contain any other adverse opinion, disclaimer of opinion, or modification or qualification of opinion.

ITEM 7(c).  Exhibits.

Exhibit 16.1 Letter from Manning Elliot, Chartered Accountants dated November 6, 2003.


                                       2
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                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                               TISSERA, INC.
                                               (Registrant)


                                               /s/ Robert G. Pico
                                               --------------------------------
                                               By:  Robert G. Pico
                                                    Chief Executive Officer